INVESTING
IN THE
INFORMATION
AGE
GT GLOBAL
TELECOMMUNICATIONS
FUND

ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The G.T. Global Telecommunications Fund's objective is to seek long-term growth of capital by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended October 31, 1995, was -2.88% for Class A shares (-7.49% including the maximum 4.75% sales charge). Total return for Class B shares was -3.37% (-7.96% including the maximum effect of the 5% contingent deferred sales charge). Total return for the Morgan Stanley Capital International (MSCI) World Index(1) over the investment period was 10.03%. The MSCI Telecommunications Index(2) posted a return of 13.51%. The indices are not available for investment and do not include the effects of sales charges and professional management fees. For more performance information, please see page 10.
The Fund underperformed the MSCI Telecommunications Index primarily as a result of the Fund's higher weighting in emerging market stocks. The index consists of very few emerging market service providers and does not represent any equipment makers. It is basically composed of U.S. and other English-speaking service providers, which had an impressive year.
Currency hedging also affected performance. We expected the dollar to recover in early 1995 and employed foreign currency hedges, as provided for in the prospectus. However, the dollar did not recover as anticipated and the Fund suffered accordingly when the dollar weakened.
This year, for the first time since the Fund opened in early 1992, we saw markedly different performance from the service and equipment sides of the telecommunications coin. Telecommunications service companies were weak in the emerging markets and flat at best in most of the developed world outside the U.S. American service stocks did reasonably well as investors bought dividend returns in an environment of declining interest rates. As interest rates go down, investors

------------------
(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,577 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(2) The MSCI Telecommunications Index is an arithmetic average, weighted by market value, of the performance of 28 securities listed on 22 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

frequently turn to stocks such as telecom service companies that historically have offered steady dividend returns and, as a result, are often treated as bonds.

Emerging markets equities have remained weak since the Federal Reserve began increasing U.S. interest rates in February 1994 and the Latin American markets were hit especially hard in early 1995 after Mexico's December 1994 devaluation of the peso. Compounding this difficulty for many emerging market telecom service companies have been worries about increased competition as some governments have revised their telecommunications regulatory policies and taken steps to speed the development of their telecom infrastructure. This was reflected in the -0.16% return of the Salomon Brothers Global Telecommunications Index,(3) which has a high component of emerging market stocks.

While emerging market telecom service companies were struggling, equipment manufacturers were having a banner year. Among the strongest equipment areas were data networking, cellular infrastructure and handset and digital switch producing companies, some of which doubled or even tripled in value. Virtually any company that could claim its products were used on the Internet also enjoyed generous price appreciation. We were fortunate to participate in the strong performance of many of these stocks, though we reduced our holdings in a number of the highest fliers early in the fall.

Some equipment stocks have come under pressure as fears have increased about the passage of telecommunications legislation in the United States. If the proposed legislation passes, the distinction between local and long-distance service providers, somewhat unique to the United States, will gradually disappear and telephone and cable operators will be free to enter one another's markets. Many analysts have been concerned that spending on equipment will be put on hold pending resolution of legislative issues. We would emphasize two things: first, even if legislation does not pass, uncertainty will decrease once the issue is settled and telecom service companies can decide which markets they want to pursue; and second, the market opportunity for selling equipment overseas remains undiminished by any legislative concerns in the U.S., even though many of the equipment companies are American. We expect the legislation to pass, but feel that either way we will probably know the answer by the end of first quarter 1996.

------------------
(3) The Salomon Brothers Global Telecommunications Index is an arithmetic average, weighted by market value, of the performance of 78 securities. It consists of telecommunications companies with total adjusted market capitalization of US$100 million or more, including those in emerging markets. It is denominated in U.S. dollars and includes the effect of reinvested dividends.

Most importantly, we believe a number of equipment companies now sell at very attractive valuations relative to their long-term growth potential.

MARKET REVIEW
We focus our investment activities on telecommunications stocks we believe will benefit from four themes: infrastructure development, privatization, deregulation and new technologies. While there is, of course, no guarantee that these trends will continue to benefit the Fund, we believe they offer significant opportunities over the long term.

INFRASTRUCTURE
We have often commented on the remarkable progress being made in building telephone networks in emerging markets. In almost all of these cases, private companies have been the driving force behind rapid change and those companies have usually raised substantial amounts of capital from foreign investors. China, however, has pursued a somewhat different path of development, prohibiting domestic telecom operators from listing shares abroad and delegating responsibility for building up the country's network to the regional telecoms operators.

While the central government has banned foreign direct investment in telecom projects, a few small deals and one major submarine cable deal between the Ministry of Posts and Telecommunications and Hong Kong Telecom(4) have been signed. Although many issues remain unresolved, we expect that more and more deals will be completed and that eventually the government will allow a significant financial interest to be taken by a foreign firm. We see substantial opportunity in China over the next decade and beyond, and would certainly look closely at a well-run regional service provider.

PRIVATIZATION
We mentioned in previous reports that we anticipate an increase in privatization activity. The past year has seen deals for Portugal Telecom, KPN in the Netherlands, Telefonica in Spain, and SPT Telecom in the Czech Republic. None of these was technically an initial public offering (IPO), but each represented a change, either in control of the respective company or in the government's ownership stake. Just after the end of the fiscal year, PT Telkom, the Indonesian domestic telecoms company, was brought public in one of the largest emerging

------------------
(4) There can be no assurance the Fund held, holds or will hold these or any other securities mentioned in this report.

markets privatizations in some time. Over the next year we expect privatizations of Korea Telecom and possibly the German telecommunications network, and we may see privatizations or further privatizations in Greece, Brazil, Uruguay, India and Australia as well as other nations.

Our fairly simple criteria for investing in privatizations remain the same: the companies must have flexibility to meet future competition and flexibility in dividend policy, and their countries must have some political commitment to re-balancing phone tariffs if local calls are presently subsidized by long-distance calls. Of course, the deal must also be priced conservatively so that, in our opinion, it offers an attractive long-term return to our shareholders.

DEREGULATION
We have become slightly more concerned about the pace of European deregulation in recent months. Temporizing on the part of the new French government, rumors of slow progress on the Deutsche Telekom privatization and a general reduction in European Union power on issues such as the European Monetary Union may point to slower deregulation than we had anticipated. Our view is that any such delay will mean a reduction in equipment purchases, slower loss of market share for the protected companies and smaller market share gains for competitive market telecommunications companies. Even so, we eventually expect to see big changes in the European telecoms sector, with higher usage, lower prices and, ultimately, higher valuations for companies that have learned to compete.

In previous reports, we examined the remarkable growth achieved by the Japanese cellular industry since its deregulation in April 1994. An astounding 438,000 customers signed on for the month of September 1995, contrasted to only 40,000 per month prior to deregulation. In only a-year-and-a-half, Japanese cellular penetration has gone from under 2% to over 5%. We consider this incontrovertible proof of the power of deregulation in the established markets and we expect to see very interesting developments, if somewhat less remarkable numbers, coming from European landline businesses as they are deregulated.

It appears the U.S., after lagging in the deregulation race for the last few years, is about to play very rapid catch-up. Perhaps the most profound change from the deregulation is that the telephone service industry in America will likely have real winners and losers in the future. However, we believe it will be difficult to profit in the stocks of these companies in the next few years because margins will diminish as companies compete ferociously for market share in a competitive new world.

While we are convinced this strategy is the right one for the long term, it has cost the Fund in terms of relative performance over the past year as the Baby Bells have traded higher due to the decline in U.S. interest rates and a perception that legislative change opens new opportunities for the companies. In contrast, we believe some of the best opportunities to profit from these changes may be through smaller service companies with special market niches and equipment providers that will sell the telecommunications behemoths the hardware they need to compete.

NEW TECHNOLOGIES
While in past reports we have discussed our optimism about the impact of new technologies on the way people around the world will live their lives, we also want to emphasize our belief that equipment sales will continue to benefit from increased competition and infrastructure development around the world. We continue to concentrate on equipment for wireless communications, networking and enhanced data and voice transmission, but we have also bought some new stocks we believe will benefit from the substantial growth in the Internet. Although the outlook for many technology companies is bright for the coming year, we are concerned about valuations in certain cases and believe any delay in passage of U.S. telecommunications legislation will mean relatively flat performance from equipment stocks.

PORTFOLIO STRATEGY
We remain convinced that the Fund's strategy of investing in faster-growing, less defensive stocks, including equipment providers, wireless services and emerging market telecommunications companies, will pay off over time. We have reduced some investments in newly deregulating telecommunications markets, but we believe the long-term opportunity remains bright in the service sector as a whole. In the U.S., we have emphasized cable television operators, competitive access providers and some broadcasting firms we believe will be the primary beneficiaries of anticipated telecommunications legislation.

In our opinion, the market is overdiscounting valid concerns about increased competition as well as general nervousness about economic stability in Latin America. Some stock prices, notably Telmex in Mexico, Telebras in Brazil, and the two telephone companies in Argentina, have only begun to recover from the "tequila effect" of the devaluation. We believe this has resulted in attractive valuations for many telecommunications companies.

OUTLOOK
While the potential for another surprise, such as the Mexican devaluation, cannot be ruled out (especially in Brazil), we believe the most attractive long-term investment in the telecommunications industry remains the considerable opportunity to provide services in parts of the world, primarily Asia, Latin America and eastern Europe, which presently have inadequate or non-existent telephone infrastructure. Although the unfortunate fact is that these markets can be volatile and are currently out of favor with international investors, we anticipate a steady, if gradual, improvement as confidence in both the macroeconomic and telecommunications policies of emerging country governments grows. We continue to search for companies developing new services and technologies for both the developed and developing markets with the potential to offer premium returns.

CHRISTIAN WIGNALL                       MICHAEL MAHONEY
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         SAN FRANCISCO
SAN FRANCISCO                           DAVID SHERRY
                                        PORTFOLIO MANAGER
                                        SAN FRANCISCO
                                        JAMES ELLMAN
                                        PORTFOLIO MANAGER
                                        SAN FRANCISCO

                                                          NOVEMBER 20, 1995

                                             G.T. GLOBAL TELECOMMUNICATIONS FUND

KEY PORTFOLIO HOLDINGS*

NOKIA                                                                    FINLAND
Nokia has the second-largest global market share in cellular hand sets and is also second in the manufacture of European digital-standard cellular systems. The company is in the final stages of transforming itself from a Finnish conglomerate to a leading telecommunications equipment provider. Analysts expect industry growth in Nokia's core wireless markets to expand at rates exceeding 20%; we believe Nokia may be able to grow faster than its market. We also feel the stock is undervalued, trading at only about 13 times estimated 1996 earnings.

DAINI DENDEN INC. (DDI)                                                    JAPAN
As Japan's second-largest provider of cellular phone services, DDI has benefited from the liberalization of domestic cellular services and cellular hand set sales. The company also has more than 10% of the domestic long-distance market, which we expect to show respectable growth when the Japanese economy eventually recovers and Japanese consumers gradually increase their spending. We expect the market for cellular phone services to continue to grow at a healthy pace for the rest of the decade.

KYOCERA CORP.                                                              JAPAN
Kyocera is a dominant player in the world's market for ceramic integrated-circuit packaging. Its divisions are broken down into semiconductor parts, electronic components and optical precision equipment. The company counts communication equipment, audio, and personal computers among its consumer goods, with production facilities in the U.S., Mexico, Brazil, France, the United Kingdom, Singapore and Hong Kong. It is also a major shareholder in DDI and one of the principal suppliers of chip sets for telephone handsets used by DDI.

MFS COMMUNICATIONS INC.                                            UNITED STATES
MFS Communications is the largest provider of local competitive access (CAP) telecommunications services in the U.S. CAPs, also known as "bypassers," provide various long-distance voice and data transmission services, primarily to business customers. Although uncertainties still exist, we believe this fast-growing market will be further expanded by pending U.S. telecommunications legislation, and we expect the company to increase its profit margins over the next several years by expanding usage within its current customer base and by attracting new

--------------
* The Fund may or may not continue to hold these or any other securities mentioned in this report.

customers. Its subsidiary, MFS Datanet, is a leading provider of transmission facilities for Internet traffic.

ERICSSON                                                                  SWEDEN
Ericsson is one of the world's premier telecommunications equipment companies. Its revenues derive primarily from its fast-growing radio communications division where it enjoys leadership in wireless technology (used primarily in cellular mobile phone systems). The remainder of its revenues come from its public telecommunications division (mostly switching systems for the major telephone companies of the world) and other telecommunications and defense-related businesses. We view Ericsson as one of the best-positioned equipment companies and believe it will be able to maintain its high margins in the wireless business for at least the medium term and, over time, increase its sales and margins in the wireless area. The company has long been a leader in research and development, though we believe R&D as a percentage of sales should decline over the next few years, further enhancing profitability.

COMCAST CORP.                                                      UNITED STATES
Comcast is the third-largest cable television system operator in the U.S. In addition, it operates a large cellular network in the Northeast and is the majority owner of the QVC home shopping network. We believe the cable TV business will benefit if pending telecommunications legislation is enacted, which would allow companies to raise prices more rapidly than is presently permitted and eventually enable them to offer some telephone services over their networks. We think Comcast is well positioned by virtue of its participation in the Sprint-cable joint venture, which will offer wireline services over the cable companies' networks and wireless services over spectrum, purchased in the recent PCS auctions (FCC auctions for licensing frequencies). All such services will be marketed under the Sprint name. We anticipate this will be a successful offering of services and that Comcast will benefit substantially.

ECI TELECOM                                                               ISRAEL
ECI produces advanced telecommunications equipment for commercial uses. It has the dominant market share in digital circuit multiplication equipment (DCME) products, which increase the transmission capacity of existing telecommunications systems by filling "empty conversation space" with other calls. ECI is also a leader in the development of products for the SDH fiberoptic environment that multiplex, monitor and manage high-speed digital transmission of voice and data. We believe this area will show significant growth if the technology becomes more fully adopted by carriers in the next few years, as expected. ECI trades about 16 times to 17 times 1996 estimated earnings, and we think the company may be able to grow earnings at well above the 20% per annum rate in coming years.

STET DI RISP                                                               ITALY
Stet is the government-controlled holding company of a telecommunications group of some 67 consolidated subsidiaries. The company provides a wide range of telecommunications services and is also involved in production of equipment and systems for the industry and the design and construction of telephone networks. The telecommunications sector in Italy is in the midst of a major restructuring that we believe offers the prospect of significant improvement in Stet's operating and financial performance. In addition, the company's capital expenditure cycle appears to have peaked, and the stock continues to sell at less than 3 times expected 1996 cash flow.

DSC COMMUNICATIONS CORP.                                           UNITED STATES
The company is a leading manufacturer of digital switching, transmission, access and private network system products. DSC is one of the more diversified suppliers of communications equipment with strong offerings in the fastest-growing areas of the industry, including wireless, intelligent networks, fiber optics and broadband switching. The company has diversified its customer base and now sells to local, long-distance, cellular, cable and competitive access service providers in the U.S. and an increasing number of international wireline and wireless carriers. The stock was hurt recently when quarterly earnings fell slightly short of analyst expectations, and we believe it is attractively valued at approximately 16 times expected 1996 earnings.

MANNESMANN                                                               GERMANY
Mannesmann is a diversified industrial conglomerate involved in telecommunications, machinery, plant construction, automotive technology, tubes and pipes. Mannesmann is the majority owner of Germany's second-largest cellular company, whose rapid growth has exceeded expectations and will deliver profits to the parent this year. The company also has investments in Italian cellular and Spanish and French paging companies, and is exploring a joint venture in Germany that would compete with Deutsche Telecom.

G.T. GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO SUMMARY
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PERFORMANCE SUMMARY
Month                                                                       G.T. Global Telecommunications Fund     MSCI World Index
1/27/92                                                                                                   9,525               10,000
1/31/92                                                                                                   9,467                9,976
2/29/92                                                                                                   9,617                9,805
3/31/92                                                                                                   9,533                9,345
4/30/92                                                                                                   9,608                9,477
5/31/92                                                                                                   9,767                9,856
6/30/92                                                                                                   9,342                9,528
7/31/92                                                                                                   9,467                9,554
8/31/92                                                                                                   9,300                9,788
9/30/92                                                                                                   9,050                9,700
10/31/92                                                                                                  9,300                9,439
11/30/92                                                                                                  9,733                9,609
12/31/92                                                                                                  9,987                9,689
1/31/93                                                                                                  10,266                9,723
2/28/93                                                                                                  10,527                9,955
3/31/93                                                                                                  10,696               10,534
4/30/93                                                                                                  10,865               11,024
5/31/93                                                                                                  11,355               11,280
6/30/93                                                                                                  11,827               11,187
7/31/93                                                                                                  12,258               11,420
8/31/93                                                                                                  13,364               11,945
9/30/93                                                                                                  13,583               11,726
10/31/93                                                                                                 14,284               12,051
11/30/93                                                                                                 13,549               11,371
12/31/93                                                                                                 14,746               11,930
1/31/94                                                                                                  15,399               12,719
2/28/94                                                                                                  14,944               12,556
3/31/94                                                                                                  14,025               12,017
4/30/94                                                                                                  14,257               12,390
5/31/94                                                                                                  14,179               12,424
6/30/94                                                                                                  13,819               12,392
7/31/94                                                                                                  14,480               12,630
8/31/94                                                                                                  15,253               13,012
9/30/94                                                                                                  14,892               12,673
10/31/94                                                                                                 15,287               13,036
11/30/94                                                                                                 14,617               12,473
12/31/94                                                                                                 14,097               12,596
1/31/95                                                                                                  13,400               12,409
2/28/95                                                                                                  13,129               12,592
3/31/95                                                                                                  13,074               13,202
4/30/95                                                                                                  13,572               13,664
5/31/95                                                                                                  13,789               13,891
6/30/95                                                                                                  14,594               13,890
7/31/95                                                                                                  15,653               14,588
8/31/95                                                                                                  15,997               14,265
9/30/95                                                                                                  16,024               14,684
10/31/95                                                                                                 14,848               14,455
*Index return without dividends before Dec 93, with dividends after Dec
93

                          PERFORMANCE SUMMARY
Month                                                                         MSCI Telecommunications Index*
1/27/92                                                                                               10,000
1/31/92                                                                                                9,940
2/29/92                                                                                                9,805
3/31/92                                                                                                9,563
4/30/92                                                                                               10,194
5/31/92                                                                                               10,275
6/30/92                                                                                               10,209
7/31/92                                                                                               10,556
8/31/92                                                                                               10,543
9/30/92                                                                                               10,353
10/31/92                                                                                              10,117
11/30/92                                                                                              10,477
12/31/92                                                                                              10,903
1/31/93                                                                                               10,975
2/28/93                                                                                               11,452
3/31/93                                                                                               11,816
4/30/93                                                                                               11,599
5/31/93                                                                                               12,079
6/30/93                                                                                               12,348
7/31/93                                                                                               12,469
8/31/93                                                                                               13,199
9/30/93                                                                                               12,990
10/31/93                                                                                              13,559
11/30/93                                                                                              12,845
12/31/93                                                                                              13,077
1/31/94                                                                                               13,671
2/28/94                                                                                               12,781
3/31/94                                                                                               12,397
4/30/94                                                                                               12,818
5/31/94                                                                                               12,910
6/30/94                                                                                               12,867
7/31/94                                                                                               13,271
8/31/94                                                                                               13,708
9/30/94                                                                                               13,334
10/31/94                                                                                              13,649
11/30/94                                                                                              12,738
12/31/94                                                                                              12,727
1/31/95                                                                                               13,037
2/28/95                                                                                               13,052
3/31/95                                                                                               13,334
4/30/95                                                                                               13,532
5/31/95                                                                                               13,716
6/30/95                                                                                               13,970
7/31/95                                                                                               14,330
8/31/95                                                                                               14,685
9/30/95                                                                                               15,591
10/31/95                                                                                              15,439
*Index return without dividends before Dec 93, with dividends after Dec
93

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE G.T. GLOBAL
TELECOMMUNICATIONS FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI WORLD INDEX AND MSCI TELECOMMUNICATIONS INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 48.48% AND AN AVERAGE ANNUAL TOTAL RETURN OF 11.08%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES AND ARE NOT AVAILABLE FOR INVESTMENT. THE PERFORMANCE OF OTHER CLASSES WILL BE GREATER OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN CHARGES AND FEES PAID BY SHAREHOLDERS INVESTING IN DIFFERENT CLASSES.

AVERAGE ANNUAL TOTAL RETURNS+
OCTOBER 31, 1995

                    WITHOUT SALES CHARGE           WITH SALES CHARGE++
                 ---------------------------   ---------------------------
SHARE                                LIFE OF                       LIFE OF
CLASS            1 YEAR    5 YEAR     FUND     1 YEAR    5 YEAR     FUND
--------------------------------------------------------------------------
  CLASS A*        -2.88%      N/A     12.53%    -7.49%      N/A     11.08%
  CLASS B**       -3.37%      N/A     12.43%    -7.96%      N/A     11.97%
  ADVISOR
   CLASS***         N/A       N/A      7.94%      N/A       N/A       N/A

  * The Fund began operations on January 27, 1992.

 ** The Fund began offering Class B shares on April 1, 1993.

*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with G.T. Global. Please see "Alternative Purchase Plan" section in the Fund's prospectus.

  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

 ++ The performance of the Class A and Class B shares reflects the effects of the maximum 4.75% sales charge or the maximum applicable contingent deferred sales charge (5% in first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        GEOGRAPHIC ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
ASIA - PACIFIC                                                                  31.8%
UNITED STATES                                                                   26.7%
EUROPE                                                                          26.6%
LATIN AMERICA                                                                    8.1%
CANADA                                                                           2.6%
SHORT-TERM & OTHER                                                               4.2%
SECTOR ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
TELECOM EQUIPMENT                                                               18.8%
WIRELESS COMMUNICATION                                                          16.5%
TELEPHONE NETWORKS                                                              14.2%
BROADCASTING & PUBLISHING                                                        7.8%
CABLE TELEVISION                                                                 7.1%
TELEPHONE - REGIONAL/LOCAL                                                       3.9%
SEMICONDUCTORS                                                                   3.8%
CONGLOMERATES                                                                    3.4%
TELEPHONE - LONG DISTANCE                                                        3.3%
TELECOM TECHNOLOGY                                                               3.2%
MACHINERY & ENGINEERING                                                          2.1%
CONSUMER ELECTRONICS                                                             2.0%
SHORT-TERM & OTHER                                                              13.9%

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
TELECOMMUNICATIONS
FUND

FINANCIAL
STATEMENTS

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of G.T. Global Telecommunications Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Telecommunications Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 27, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Telecommunications Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 27, 1992 (commencement of operations) to October 31, 1992, in conformity with generally accepted accounting principles.
                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                          Market         % of Net
Equity Investments                                           Country      Shares          Value         Assets {d}
-----------------------------------------------------------  --------   -----------   --------------   -------------
Telecom Equipment (18.8%)
  Nokia AB "A" ............................................   FIN         2,452,160   $  140,430,534         5.7
  L.M. Ericsson Telephone Co.:  ...........................   SWDN               --               --         3.8
    ADR{\/} ...............................................   --          3,509,300       74,956,437          --
    "B" Free ..............................................   --            871,200       18,518,007          --
  ECI Telecommunications Ltd.{\/} .........................   ISRL        3,003,500       57,066,500         2.3
  DSC Communications Corp.-/- .............................   US          1,500,000       55,500,000         2.3
  ANTEC Corp.{::} -/- .....................................   US          2,068,800       25,601,400         1.0
  Mitel Corp.-/- {\/} .....................................   CAN         3,776,000       20,768,000         0.8
  Andrew Corp.-/- .........................................   US            465,200       19,654,700         0.8
  Spectrian Corp.{::} -/- .................................   US            750,000       16,312,500         0.7
  Scientific-Atlanta, Inc. ................................   US            925,000       11,446,875         0.5
  Champion Technology Holdings ............................   HK         73,439,163        9,404,073         0.4
  BroadBand Technologies, Inc.-/- .........................   US            487,300        8,527,750         0.3
  Netas Telekomunik-/- ....................................   TRKY       17,820,000        6,166,992         0.2
                                                                                      --------------
                                                                                         464,353,768
                                                                                      --------------
Wireless Communications (16.5%)
  DDI Corp. ...............................................   JPN            15,049      122,058,712         4.9
  Advanced Info. Service - Foreign ........................   THAI        2,386,050       37,934,022         1.5
  Shinawatra Computer Company, Ltd.: ......................   THAI               --               --         1.4
    Foreign ...............................................   --          1,399,100       34,254,595          --
    Local  ................................................   --             31,100          761,431          --
  Millicom International Cellular S.A.{::} -/- {\/} .......   LUX         1,057,000       34,881,000         1.4
  AirTouch Communications, Inc.-/- ........................   US          1,000,000       28,500,000         1.2
  United Communication Industry - Foreign .................   THAI        1,967,800       24,871,240         1.0
  Vodafone Group PLC ......................................   UK          5,795,000       23,951,201         1.0
  Grupo Iusacell, S.A. de C.V. "L" - ADR-/- {\/} ..........   MEX         1,601,900       19,022,563         0.8
  Telecom Italia Mobile Di Risp S.p.A.-/- .................   ITLY       16,230,000       17,892,943         0.7
  Korea Mobile Telecom-/- .................................   KOR            16,500       15,947,915         0.6
  Telecom Italia Mobile S.p.A. ............................   ITLY        8,365,001       14,079,965         0.6
  Telephone and Data Systems, Inc. ........................   US            258,500       10,340,000         0.4
  Total Access Communication Public Co., Ltd. .............   THAI               --               --         0.4
    Common-/- {\/} ........................................   --          1,125,000        6,806,250          --
    144A{.} -/- {\/} ......................................   --            286,400        1,732,720          --
  Rogers Cantel Mobile Communications "B"-/- ..............   CAN           382,000        7,950,609         0.3
  Tele 2000 S.A.{::} -/- ..................................   PERU        6,386,222        6,287,539         0.3
  American Satellite Network ..............................   US             65,825               --          --
                                                                                      --------------
                                                                                         407,272,705
                                                                                      --------------
Telephone Networks (14.2%)
  Nippon Telegraph & Telephone Corp. ......................   JPN             6,120       50,236,572         2.0
  Stet Di Risp ............................................   ITLY       16,820,000       36,717,190         1.5
  SPT Telecom-/-  .........................................   CZCH          368,000       36,244,024         1.5
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} .........   MEX         1,246,750       34,285,625         1.4
  Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR{\/} ................................................   BRZL          677,800       27,027,275         1.1
  Frontier Corp. ..........................................   US          1,000,000       27,000,000         1.1

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                                                                                          Market         % of Net
Equity Investments                                           Country      Shares          Value         Assets {d}
-----------------------------------------------------------  --------   -----------   --------------   -------------
Telephone Networks (Continued)
  Pakistan Telecommunications Co., Ltd. - 144A GDR{.} -/-
   {\/} ...................................................   PAK           225,437   $   21,078,360         0.9
  Telefonica de Argentina S.A. - ADR{\/} ..................   ARG           993,000       20,604,750         0.8
  Stet Societa' Finanziaria Telefonica S.p.A. .............   ITLY        6,750,000       19,099,856         0.8
  Telecom Italia - Di Risp ................................   ITLY       16,230,000       19,064,748         0.8
  Telecom Argentina S.A. - ADR{\/} ........................   ARG           387,100       14,854,963         0.6
  Telecom Italia S.p.A. ...................................   ITLY        8,365,001       12,824,794         0.5
  Russian Telecommunications Development Corp.: ...........   US                 --               --         0.3
    Non-Voting(.) -/- .....................................   --            453,000        4,530,000          --
    Voting(.) -/-  ........................................   --            331,000        3,310,000          --
  Orient Telecom & Technology Holdings Ltd.-/- ............   HK         24,682,000        7,582,232         0.3
  Atlantic Tele-Network, Inc.{::} -/- .....................   US            660,100        7,261,100         0.3
  TelecomAsia Corp. - Foreign-/- ..........................   THAI        1,257,000        3,846,940         0.2
  Jasmine International Public Co., Ltd. - Foreign ........   THAI          560,400        3,207,377         0.1
                                                                                      --------------
                                                                                         348,775,806
                                                                                      --------------
Broadcasting & Publishing (7.8%)
  Time Warner, Inc. .......................................   US          1,150,400       41,989,600         1.7
  News Corp., Ltd.: .......................................   AUSL               --               --         1.2
    Common  ...............................................   --          3,824,342       19,278,970          --
    Preferred  ............................................   --          1,920,750        8,775,891          --
  Pearson PLC .............................................   UK          1,800,000       17,923,186         0.7
  Granada Group PLC .......................................   UK          1,500,000       16,050,261         0.7
  Evergreen Media Corp. "A"-/- ............................   US            571,100       15,562,475         0.6
  Canal Plus ..............................................   FR             84,390       14,587,205         0.6
  Grupo Televisa, S.A. de C.V. - GDR{\/} ..................   MEX           800,000       13,700,000         0.6
  Tele-Communications Liberty Media Group, Inc. "A"-/- ....   US            531,800       13,095,575         0.5
  Sistem Televisyen Malaysia Bhd. .........................   MAL         3,718,000       11,707,932         0.5
  EchoStar Communications Corp. "A" .......................   US            605,700        8,782,650         0.4
  Home Shopping Network, Inc.-/- ..........................   US            568,200        4,616,625         0.2
  International Broadcasting Corp., Ltd. - Foreign-/- .....   THAI        1,741,900        3,669,344         0.1
  Medya Holding AS ........................................   TRKY       37,932,160        1,220,278          --
                                                                                      --------------
                                                                                         190,959,992
                                                                                      --------------
Cable Television (7.1%)
  Comcast Corp. "A" .......................................   US          3,404,300       60,851,863         2.5
  Nynex CableComms Group: .................................   UK                 --               --         1.5
    Units-/-  .............................................   --         15,134,000       30,617,228          --
    ADR-/- {\/} ...........................................   --            306,900        6,214,725          --
  TCI Group "A"-/- ........................................   US          2,127,200       36,162,400         1.5
  Rogers Communications, Inc. "B"-/- ......................   CAN         2,376,400       23,288,472         0.9
  Bell Cablemedia PLC - ADR{::} -/- {\/} ..................   UK            738,300       10,982,213         0.4
  International CableTel, Inc.-/- .........................   US            307,333        8,144,325         0.3
                                                                                      --------------
                                                                                         176,261,226
                                                                                      --------------
Telephone - Regional/Local (3.9%)
  MFS Communications Co., Inc.-/-  ........................   US          1,924,000       77,681,500         3.1
  Intermedia Communications of Florida, Inc.{::} -/- ......   US            873,900       11,032,988         0.4
  IntelCom Group, Inc.-/- .................................   US            974,300       10,595,513         0.4
                                                                                      --------------
                                                                                          99,310,001
                                                                                      --------------
Semiconductors (3.8%)
  Kyocera Corp. ...........................................   JPN         1,151,000       94,368,261         3.8
                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                                                                                          Market         % of Net
Equity Investments                                           Country      Shares          Value         Assets {d}
-----------------------------------------------------------  --------   -----------   --------------   -------------
Conglomerates (3.4%)
  Grupo Carso, S.A. de C.V. "A1"-/-  ......................   MEX         9,745,000   $   51,051,756         2.1
  Hutchison Whampoa .......................................   HK          4,800,000       26,448,675         1.1
  Alfa, S.A. de C.V. ......................................   MEX           524,000        5,961,236         0.2
                                                                                      --------------
                                                                                          83,461,667
                                                                                      --------------
Telephone - Long Distance (3.3%)
  WorldCom, Inc.-/- .......................................   US          1,107,259       36,124,325         1.5
  Call-Net Enterprises, Inc.:  ............................   CAN                --               --         0.6
    "B"-/- ................................................   --          1,036,700        8,514,672          --
    "A"-/- ................................................   --            519,400        4,362,913          --
    144A{.} -/- ...........................................   --            379,400        3,116,105          --
  LCI International, Inc.-/- ..............................   US            670,000       12,060,000         0.5
  GN Store Nord AS  .......................................   DEN           134,166        9,946,773         0.4
  Philippine Long Distance Telephone Co.  .................   PHIL           86,404        4,822,394         0.2
  Petersburg Long Distance, Inc.-/- {\/}  .................   RUS           510,000        3,187,500         0.1
                                                                                      --------------
                                                                                          82,134,682
                                                                                      --------------
Telecom Technology (3.2%)
  Kyushu-Matsushita Electric Co., Ltd. ....................   JPN         2,557,000       40,777,908         1.7
  Murata Manufacturing Co., Ltd. ..........................   JPN           542,000       19,037,081         0.8
  DSP Communications, Inc. ................................   US            361,800       13,115,250         0.5
  Dialogic Corp.-/- .......................................   US            200,000        5,800,000         0.2
                                                                                      --------------
                                                                                          78,730,239
                                                                                      --------------
Machinery & Engineering (2.1%)
  Mannesmann AG ...........................................   GER           160,900       52,970,205         2.1
                                                                                      --------------
Consumer Electronics (2.0%)
  Amcol Holdings Ltd. .....................................   SING       10,644,000       23,510,995         1.0
  Three-Five Systems, Inc.{::} -/- ........................   US            749,000       13,575,625         0.6
  Himachal Futuristic Communications Ltd. - 144A GDR{.} -/-
   {\/} ...................................................   IND         1,613,000        8,871,500         0.4
                                                                                      --------------
                                                                                          45,958,120
                                                                                      --------------
Office Equipment (1.6%)
  Canon Inc. ..............................................   JPN         1,600,000       27,394,580         1.1
  Olivetti Group-/- .......................................   ITLY       16,413,000       12,324,176         0.5
                                                                                      --------------
                                                                                          39,718,756
                                                                                      --------------
Industrial Components (1.4%)
  Oak Industries, Inc.-/- .................................   US            597,800       12,479,075         0.5
  Alcatel Cable ...........................................   FR            133,813        7,801,310         0.3
  BICC PLC ................................................   UK          1,500,000        6,211,475         0.3
  PT Kabelmetal Indonesia - Local-/- ......................   INDO        5,100,000        4,718,062         0.2
  PT Kabelindo Murni - Local{::} ..........................   INDO        4,316,000        1,901,322         0.1
  PT Voksel Electronics - Foreign .........................   INDO        1,106,700        1,218,833          --
                                                                                      --------------
                                                                                          34,330,077
                                                                                      --------------
Aerospace/Defense (1.2%)
  Orbital Sciences Corp.{::} -/- ..........................   US          2,095,500       29,860,875         1.2
                                                                                      --------------
Real Estate (1.0%)
  Wharf (Holdings) Ltd. ...................................   HK          7,298,000       24,637,547         1.0
                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                                                                                          Market         % of Net
Equity Investments                                           Country      Shares          Value         Assets {d}
-----------------------------------------------------------  --------   -----------   --------------   -------------
Multi-Industry (0.9%)
  Compagnie Generale des Eaux .............................   FR            142,874   $   13,283,468         0.5
  Tadiran Ltd.{\/} ........................................   ISRL          455,600        9,966,250         0.4
                                                                                      --------------
                                                                                          23,249,718
                                                                                      --------------
Automobiles (0.9%)
  Edaran Otomobil Nasional Bhd. ...........................   MAL         2,926,000       23,034,836         0.9
                                                                                      --------------
Software (0.9%)
  Quarterdeck Corp.-/- ....................................   US          1,000,000       21,375,000         0.9
                                                                                      --------------
Value Added Telephone Service (0.8%)
  International Engineering PLC - Foreign{::} .............   THAI        3,057,700       14,583,625         0.6
  Sapura Telecommunications Bhd.  .........................   MAL         4,730,000        5,417,949         0.2
                                                                                      --------------
                                                                                          20,001,574
                                                                                      --------------
Networking (0.3%)
  Cisco Systems, Inc.-/- ..................................   US             85,000        6,587,500         0.3
                                                                                      --------------
Other Financial (0.2%)
  Phatra Thanakit Co., Ltd. - Foreign .....................   THAI          619,500        4,850,616         0.2
                                                                                      --------------
Banks-Regional (0.2%)
  Grupo Financiero Banamex Accival, S.A. de C.V. "B" ......   MEX         2,576,000        4,413,933         0.2
                                                                                      --------------
Computers & Peripherals (0.2%)
  NEC Corp. ...............................................   JPN           300,000        3,962,430         0.2
                                                                                      --------------
Telecom - Other (0.1%)
  Radiotronica S.A.{::} -/-  ..............................   SPN           185,454        1,475,600         0.1
                                                                                      --------------
Retailers-Other (0.0%)
  Gran Cadena de Almacenes Colombianos S.A. ...............   COL            64,000           71,885          --
  Grupo Mexicano de Video - 144A ADR{::} {.} {\/} .........   MEX           122,000           61,000          --
                                                                                      --------------
                                                                                             132,885
                                                                                      --------------       -----

TOTAL EQUITY INVESTMENTS (cost $2,249,438,890) ............                            2,362,188,019        95.8
                                                                                      --------------       -----

                                                                         Principal        Market         % of Net
Fixed Income Investments                                     Currency     Amount          Value         Assets {d}
-----------------------------------------------------------  --------   -----------   --------------   -------------
Structured Notes (0.4%)
  Russia (0.4%)
    Credit Suisse Synthetic Equity Medium Term Note, 3.25%
     due 4/29/97 (This is an equity linked note. The value
     of this note is linked to the underlying value of
     Rostelecom.) .........................................   USD         7,000,000        8,530,200         0.4
                                                                                      --------------
Corporate Bonds (0.0%)
  Malaysia (0.0%)
    Sapura Telecommunications Bhd., Convertible Bond, 2%
     due 9/14/00  .........................................   MYR         3,547,500        1,064,739          --
                                                                                      --------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $8,399,408) ..........                                9,594,939         0.4
                                                                                      --------------       -----

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                                                                                          Market         % of Net
Repurchase Agreement (4.0%)                                                               Value         Assets {d}
-----------------------------------------------------------                           --------------   -------------
  Dated October 31, 1995, with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield of
   5.80% collateralized by:
    $99,070,000 U.S. Treasury Bill, due 3/28/96 (market
     value of collateral is $96,900,890, including accrued
     interest). ...........................................                           $   95,015,305         3.8
    $4,770,000 U.S. Treasury Bill, due 2/8/96 (market value
     of collateral is $4,699,643, including accrued
     interest). ...........................................                                4,598,741         0.2
                                                                                      --------------       -----

TOTAL REPURCHASE AGREEMENT (cost $99,614,046)  ............                               99,614,046         4.0
                                                                                      --------------       -----

TOTAL INVESTMENTS (cost $2,357,452,344)  ..................                            2,471,397,004       100.2
Other Assets and Liabilities ..............................                               (5,473,913)       (0.2)
                                                                                      --------------       -----

NET ASSETS  ...............................................                           $2,465,923,091       100.0
                                                                                      --------------       -----
                                                                                      --------------       -----

----------------
        {d}  Percentages indicated are based on net assets of $2,465,923,091.
        -/-  Non-income producing security.
       {::}  See Note 6 of Notes to Financial Statements.
       {\/}  U.S. currency denominated.
        {.}  Security exempt from registration under Rule 144A of the Securities
             Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        (.)  Restricted securities -- At October 31, 1995, the Fund  owned the following restricted securities constituting 0.3% of net assets which may not be publicly sold without registration under the
             Securities Act of 1933 (Note 1).
             Additional information on restricted securities is as follows:
                                                                             Acquisition           Acquisition   Market Value
Description                                                                     Dates     Shares      Cost        Per Share
---------------------------------------------------------------------------  -----------  -------  -----------   ------------
Russian Telecommunications Development Corporation:
  Non-voting...............................................................   12/22/93    453,000  $ 4,530,000      $10.00
  Voting...................................................................   12/22/93    331,000    3,310,000       10.00
          *  For Federal income tax purposes, cost is $2,362,871,101 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 402,432,461
                 Unrealized depreciation:          (293,906,558)
                                                  -------------
                 Net unrealized appreciation:     $ 108,525,903
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR -- American Depository Receipt
             GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                                Percentage of Net Assets {d}
                                        --------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country(Country Code/Currency Code)     Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   ------
Argentina (ARG/ARS)  .................    1.4                                    1.4
Australia (AUSL/AUD) .................    1.2                                    1.2
Brazil (BRZL/BRL) ....................    1.1                                    1.1
Canada (CAN/CAD) .....................    2.6                                    2.6
Czech Republic (CZCH/CSK)  ...........    1.5                                    1.5
Denmark (DEN/DKK) ....................    0.4                                    0.4
Finland (FIN/FIM) ....................    5.7                                    5.7
France (FR/FRF) ......................    1.4                                    1.4
Germany (GER/DEM) ....................    2.1                                    2.1
Hong Kong (HK/HKD) ...................    2.8                                    2.8
India (IND/INR) ......................    0.4                                    0.4
Indonesia (INDO/IDR) .................    0.3                                    0.3
Israel (ISRL/ILS) ....................    2.7                                    2.7
Italy (ITLY/ITL) .....................    5.4                                    5.4
Japan (JPN/JPY) ......................   14.5                                   14.5
Korea (KOR/KRW) ......................    0.6                                    0.6
Luxembourg (LUX/ECU) .................    1.4                                    1.4
Malaysia (MAL/MYR) ...................    1.6                                    1.6
Mexico (MEX/MXN) .....................    5.3                                    5.3
Pakistan (PAK/PKR)  ..................    0.9                                    0.9
Peru (PERU/PES) ......................    0.3                                    0.3
Philippines (PHIL/PHP) ...............    0.2                                    0.2
Russia (RUS/SUR) .....................    0.1         0.4                        0.5
Singapore (SING/SGD) .................    1.0                                    1.0
Spain (SPN/ESP) ......................    0.1                                    0.1
Sweden (SWDN/SEK) ....................    3.8                                    3.8
Thailand (THAI/THB) ..................    5.5                                    5.5
Turkey (TRKY/TRL) ....................    0.2                                    0.2
United Kingdom (UK/GBP) ..............    4.6                                    4.6
United States (US/USD) ...............   26.7                        3.8        30.5
                                        ------        ---            ---      ------
Total  ...............................   95.8         0.4            3.8       100.0
                                        ------        ---            ---      ------
                                        ------        ---            ---      ------

----------------
{d}  Percentages indicated are based on net assets of $2,465,923,091.

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                                                                      Unrealized
                                                                           Market Value                   Delivery   Appreciation
Contracts to Buy:                                                         (U.S. Dollars)  Contract Price    Date     (Depreciation)
                                                                          --------------  --------------  ---------  -------------
French Francs...........................................................      10,584,003         5.06313   11/16/95   $   364,830
Japanese Yen............................................................      23,899,325       100.21000   11/08/95      (474,066)
Japanese Yen............................................................      26,320,810       100.17800   11/08/95      (533,889)
Japanese Yen............................................................       7,631,347       100.17800   11/08/95      (154,793)
Japanese Yen............................................................         518,540        97.97300   11/14/95       (22,425)
                                                                          --------------                             -------------
    Total Contracts to Buy (Payable amount $69,774,368).................      68,954,025                                 (820,343)
                                                                          --------------                             -------------

THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 2.80%


Contracts to Sell:
French Francs...........................................................      35,888,057         4.90035   11/16/95       (86,023)
Italian Lira............................................................      59,513,181     1,605.60000   11/16/95      (465,747)
Japanese Yen............................................................      50,220,135        90.16900   11/08/95     6,706,303
Japanese Yen............................................................      43,762,841        96.69750   11/08/95     2,494,818
Japanese Yen............................................................      72,693,474        89.90000   11/09/95     9,953,912
Japanese Yen............................................................      72,204,285        91.70000   11/14/95     8,275,542
                                                                          --------------                             -------------
    Total Contracts to Sell (Receivable amount $361,160,778)............     334,281,973                               26,878,805
                                                                          --------------                             -------------

THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 13.56%

    Total Open Forward Foreign Currency Contracts, Net..................                                              $26,058,462
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $2,357,452,344)
   (Note 1).................................................     $2,471,397,004
  U.S. currency..............................     $      961
  Foreign currencies (cost $1,379,989).......      1,426,729          1,427,690
                                                  ----------
  Receivable for open forward foreign currency contracts,
   net (Note 1).............................................         26,058,462
  Receivable for securities sold............................         22,785,737
  Receivable for Fund shares sold...........................          7,809,807
  Dividends and dividend withholding tax reclaims
   receivable...............................................          3,462,722
  Receivable for forward foreign currency contracts --
   closed (Note 1)..........................................          1,266,060
  Interest receivable.......................................            117,769
  Unamortized organizational costs..........................             12,074
  Cash held as collateral for securities loaned (Note 1)....        151,557,635
                                                                 --------------
    Total assets............................................      2,685,894,960
                                                                 --------------
Liabilities:
  Payable for Fund shares repurchased.......................         35,184,262
  Payable for securities purchased..........................         28,518,300
  Payable for investment management and administration fees
   (Note 2).................................................          2,043,619
  Payable for service and distribution expenses (Note 2)....          1,592,725
  Payable for transfer agent fees (Note 2)..................            545,407
  Payable for printing and postage expenses.................            322,690
  Payable for custodian fees (Note 1).......................             62,674
  Payable for fund accounting fees (Note 2).................             55,425
  Payable for professional fees.............................             39,053
  Payable for registration and filing fees..................             25,202
  Payable for Directors' fees and expenses (Note 2).........              7,904
  Other accrued expenses....................................             16,973
  Collateral for securities loaned (Note 1).................        151,557,635
                                                                 --------------
    Total liabilities.......................................        219,971,869
                                                                 --------------
Net assets..................................................     $2,465,923,091
                                                                 --------------
                                                                 --------------
Class A:
Net asset value and redemption price per share
 ($1,353,722,073 DIVIDED BY 82,457,608 shares
 outstanding)...............................................     $        16.42
                                                                 --------------
                                                                 --------------
Maximum offering price per share
 (100/95.25 of $16.42) *....................................     $        17.24
                                                                 --------------
                                                                 --------------
Class B:+
Net asset value and offering price per share
 ($1,111,520,240 DIVIDED BY 68,621,620 shares
 outstanding)...............................................     $        16.20
                                                                 --------------
                                                                 --------------
Advisor Class: (Notes 1 & 4)
Net asset value, offering price per share, and redemption
 price per share
 ($680,778 DIVIDED BY 41,371 shares outstanding)............     $        16.46
                                                                 --------------
                                                                 --------------
Net assets consist of:
  Paid in capital (Note 4)..................................     $2,238,611,664
  Accumulated net realized gain on investments and foreign
   currency transactions....................................         87,129,699
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies........................         26,237,068
  Net unrealized appreciation of investments................        113,944,660
                                                                 --------------
Total -- representing net assets applicable to capital
 shares outstanding.........................................     $2,465,923,091
                                                                 --------------
                                                                 --------------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $2,932,991).................................................     $  25,666,862
  Interest income..............................................         7,204,936
                                                                    -------------
    Total investment income....................................        32,871,798
                                                                    -------------
Expenses:
  Investment management and administration fees (Note 2).......        23,861,460
  Service and distribution expenses: (Note 2)
    Class A..................................     $   7,238,541
    Class B..................................        11,199,568        18,438,109
                                                  -------------
  Transfer agent fees (Note 2).................................         6,735,000
  Custodian fees (Note 1)......................................         1,462,916
  Printing and postage expenses................................         1,071,067
  Fund accounting fees (Note 2)................................           654,836
  Registration and filing fees.................................           101,000
  Directors' fees and expenses (Note 2)........................            43,535
  Legal fees...................................................            35,450
  Insurance expenses...........................................            33,304
  Amortization of organization costs (Note 1)..................            17,750
  Audit fees...................................................            13,700
  Other expenses...............................................            37,165
                                                                    -------------
    Total expenses before reductions...........................        52,505,292
                                                                    -------------
      Expense reductions (Notes 1 & 7).........................        (1,379,807)
                                                                    -------------
    Total net expenses.........................................        51,125,485
                                                                    -------------
Net investment loss............................................       (18,253,687)
                                                                    -------------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........       139,255,816
  Net realized loss on foreign currency
   transactions..............................       (26,974,212)
                                                  -------------
    Net realized gain during the year..........................       112,281,604
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................        20,055,808
  Net change in unrealized appreciation of
   investments...............................      (203,028,268)
                                                  -------------
    Net unrealized depreciation during the year................      (182,972,460)
                                                                    -------------
Net realized and unrealized loss on investments and foreign
 currencies....................................................       (70,690,856)
                                                                    -------------
Net decrease in net assets resulting from operations...........     $ (88,944,543)
                                                                    -------------
                                                                    -------------

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment (loss)......................      $  (18,253,687)        $   (5,008,280)
  Net realized gain on investments and
   foreign currency transactions.............         112,281,604            137,990,064
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................          20,055,808              3,578,825
  Net change in unrealized appreciation
   (depreciation) of investments.............        (203,028,268)            27,259,645
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............         (88,944,543)           163,820,254
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................                   0             (1,139,864)
  From net realized gain on investments......         (78,594,102)           (20,482,527)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................                   0               (511,428)
  From net realized gain on investments......         (58,563,435)            (9,209,255)
                                                  -----------------      -----------------
    Total distributions......................        (137,157,537)           (31,343,074)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       1,799,851,047          1,678,630,071
  Decrease from capital shares repurchased...      (1,936,308,797)          (661,298,601)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................        (136,457,750)         1,017,331,470
                                                  -----------------      -----------------
Total increase (decrease) in net assets......        (362,559,830)         1,149,808,650
Net assets:
  Beginning of year..........................       2,828,482,921          1,678,674,271
                                                  -----------------      -----------------
  End of year................................      $2,465,923,091         $2,828,482,921
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                      CLASS A+
                                          ----------------------------------------------------------------
                                                                                         JANUARY 27, 1992
                                                                                           (COMMENCEMENT
                                                     YEAR ENDED OCTOBER 31,               OF OPERATIONS)
                                          --------------------------------------------    TO OCTOBER 31,
                                              1995          1994(C)          1993              1992
                                          ------------   -------------   -------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    17.80     $    16.92      $    11.16         $  11.43
                                          ------------   -------------   -------------   -----------------
Income from investment operations:
  Net investment income (loss)..........       (0.09)         (0.01)           0.08             0.14*
  Net realized and unrealized gain
   (loss) on investments................       (0.43)          1.17            5.83            (0.41)
                                          ------------   -------------   -------------   -----------------
    Net increase (decrease) from
     investment operations..............       (0.52)          1.16            5.91            (0.27)
                                          ------------   -------------   -------------   -----------------
Distributions to shareholders:
  From net investment income............        0.00          (0.01)          (0.15)            0.00
  From net realized gain on
   investments..........................       (0.86)         (0.27)           0.00             0.00
                                          ------------   -------------   -------------   -----------------
    Total distributions.................       (0.86)         (0.28)          (0.15)            0.00
                                          ------------   -------------   -------------   -----------------
Net asset value, end of period..........  $    16.42     $    17.80      $    16.92         $  11.16
                                          ------------   -------------   -------------   -----------------
                                          ------------   -------------   -------------   -----------------
Total investment return (d).............       (2.88)%         7.02%          53.60%           (2.40)%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $1,353,722     $1,644,402      $1,223,340         $442,862
Ratio of net investment income (loss) to
 average net assets.....................       (0.49)%        (0.02)%           0.8%             2.1%*(b)
Ratio of expenses to average net assets
  With expense reductions (Notes 1 &
   7)...................................        1.77%           1.8%            2.0%             2.3%*(b)
  Without expense reductions............        1.83%            --%**           --%**            --%**
Portfolio turnover rate++++.............          62%            57%             41%               4%(b)

----------------

    + All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.
   ++  Commencing April 1, 1993, the Fund began offering Class B shares.
  +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    * Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of less than $0.01. Without such reimbursement, the annualized expense ratio would have been 2.30% and the annualized ratio of net investment income average net assets would have been 2.04% (See Note 2).
   ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  (a)  Not annualized.
  (b)  Annualized.
  (c) These per share operating performance data were calculated based upon weighted average shares outstanding during the year.
  (d)  Total investment return does not include sales charge.

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           ADVISOR
                                                                                          CLASS+++
                                                                                          ---------
                                                            CLASS B++                      JUNE 1,
                                          ---------------------------------------------     1995
                                                                         APRIL 1, 1993       TO
                                             YEAR ENDED OCTOBER 31,            TO          OCTOBER
                                          ----------------------------    OCTOBER 31,        31,
                                              1995          1994(C)           1993          1995
                                          ------------   -------------   --------------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....  $    17.66     $    16.87        $  12.68         $15.24
                                          ------------   -------------   --------------   ---------
Income from investment operations:
  Net investment income (loss)..........       (0.17)         (0.10)           0.01           0.00
  Net realized and unrealized gain
   (loss) on investments................       (0.43)          1.17            4.18           1.22
                                          ------------   -------------   --------------   ---------
    Net increase (decrease) from
     investment operations..............       (0.60)          1.07            4.19           1.22
                                          ------------   -------------   --------------   ---------
Distributions to shareholders:
  From net investment income............        0.00          (0.01)           0.00           0.00
  From net realized gain on
   investments..........................       (0.86)         (0.27)           0.00           0.00
                                          ------------   -------------   --------------   ---------
    Total distributions.................       (0.86)         (0.28)           0.00           0.00
                                          ------------   -------------   --------------   ---------
Net asset value, end of period..........  $    16.20     $    17.66        $  16.87         $16.46
                                          ------------   -------------   --------------   ---------
                                          ------------   -------------   --------------   ---------
Total investment return (d).............       (3.37)%         6.50%          33.00%(a)       7.94%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $1,111,520     $1,184,081        $455,335         $  681
Ratio of net investment income (loss) to
 average net assets.....................       (0.99)%        (0.52)%           0.3%(b)       0.01%(b)
Ratio of expenses to average net assets
  With expense reductions (Notes 1 &
   7)...................................        2.27%           2.3%            2.5%(b)       1.27%(b)
  Without expense reductions............        2.33%            --%**           --%**        1.33%(b)
Portfolio turnover rate++++.............          62%            57%             41%            62%

----------------

  + All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of less than $0.01. Without such reimbursement, the annualized expense ratio would have been 2.30% and the annualized ratio of net investment income average net assets would have been 2.04% (See Note 2).
 ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
(a)  Not annualized.
(b)  Annualized.
(c) These per share operating performance data were calculated based upon weighted average shares outstanding during the year.
(d)  Total investment return does not include sales charge.

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Telecommunications Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                      G.T. GLOBAL TELECOMMUNICATIONS FUND
between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange of which the contract is traded. Pursuant to the contract, the Fund

                      G.T. GLOBAL TELECOMMUNICATIONS FUND
agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, securities with an aggregate value of approximately $137,286,521 were on loan to brokers. The loans were secured by cash collateral of $151,557,635. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1995, the Fund received $1,141,607 of income from securities lending which was used to offset the Fund's custody expenses.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $88,750. These expenses are being amortized on a straightline basis over a five-year period.

(L)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Fund may focus its investments in certain related telecommunication industries, subjecting the Fund to greater risk than a fund that is more diversified.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations

                      G.T. GLOBAL TELECOMMUNICATIONS FUND
and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's Portfolio of Investments.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, G.T. Global retained $578,450 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. G.T. Global collected CDSCs in the amount of $49,798 for the year ended October 31, 1995. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1995, G.T. Global collected CDSCs in the amount of $4,770,375. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

Effective May 1, 1995, G.T. Capital has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of

                      G.T. GLOBAL TELECOMMUNICATIONS FUND
assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $170,297 to G.T. Capital.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $1,521,325,782 and $1,784,269,521, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1995.

4. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; and 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                   YEAR ENDED                   YEAR ENDED
                                                                                OCTOBER 31, 1995             OCTOBER 31, 1994
                                                                          ----------------------------  --------------------------
CLASS A                                                                     SHARES         AMOUNT         SHARES        AMOUNT
                                                                          -----------  ---------------  -----------  -------------
Shares sold.............................................................   83,031,164  $ 1,357,464,500   49,183,489  $ 833,820,941
Shares issued in connection with reinvestment of distributions..........    3,938,085       63,284,987    1,050,827     17,160,181
                                                                          -----------  ---------------  -----------  -------------
                                                                           86,969,249    1,420,749,487   50,234,316    850,981,122
Shares repurchased......................................................  (96,901,218)  (1,584,327,366) (30,135,506)  (509,780,043)
                                                                          -----------  ---------------  -----------  -------------
Net increase (decrease).................................................   (9,931,969) $  (163,577,879)  20,098,810  $ 341,201,079
                                                                          -----------  ---------------  -----------  -------------
                                                                          -----------  ---------------  -----------  -------------


                                                                                   YEAR ENDED                   YEAR ENDED
                                                                                OCTOBER 31, 1995             OCTOBER 31, 1994
                                                                          ----------------------------  --------------------------
CLASS B                                                                     SHARES         AMOUNT         SHARES        AMOUNT
                                                                          -----------  ---------------  -----------  -------------
Shares sold.............................................................   20,348,248  $   330,809,778   48,594,410  $ 819,697,227
Shares issued in connection with reinvestment of distributions..........    2,988,078       47,599,706      488,736      7,951,722
                                                                          -----------  ---------------  -----------  -------------
                                                                           23,336,326      378,409,484   49,083,146    827,648,949
Shares repurchased......................................................  (21,776,751)    (351,935,028)  (9,006,454)  (151,518,558)
                                                                          -----------  ---------------  -----------  -------------
Net increase............................................................    1,559,575  $    26,474,456   40,076,692  $ 676,130,391
                                                                          -----------  ---------------  -----------  -------------
                                                                          -----------  ---------------  -----------  -------------

                                                                                  JUNE 1, 1995
                                                                            (COMMENCEMENT OF SALE OF
                                                                          SHARES) TO OCTOBER 31, 1995
                                                                          ----------------------------
ADVISOR CLASS:                                                              SHARES         AMOUNT
                                                                          -----------  ---------------
Shares sold.............................................................       44,033  $       692,076
Shares repurchased......................................................       (2,662)         (46,403)
                                                                          -----------  ---------------
Net increase............................................................       41,371  $       645,673
                                                                          -----------  ---------------
                                                                          -----------  ---------------

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

5. WRITTEN OPTIONS
The Fund's written options contracts activity for the year ended October 31, 1995, was as follows:

                                                                                                   UNDERLYING
                                                                                                 NOMINAL AMOUNT
                                                                                                     IN USD        PREMIUMS
                                                                                                 --------------   -----------
Options outstanding at October 31, 1994........................................................    300,000,000    $ 8,430,000
Options written................................................................................              0              0
Options cancelled in closing purchase transactions (loss of $4,965,000 realized)...............   (300,000,000)    (8,430,000)
Options expired prior to exercise..............................................................              0              0
Options exercised..............................................................................              0              0
                                                                                                 --------------   -----------
Options outstanding at October 31, 1995........................................................              0    $         0
                                                                                                 --------------   -----------
                                                                                                 --------------   -----------

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies at October 31, 1995 amounted to $173,816,787, at value.

Transactions with affiliated companies are as follows:

                                                                                PURCHASES               NET REALIZED   DIVIDEND
AFFILIATES                                                                        COST      SALES COST      GAIN        INCOME
-----------------------------------------------------------------------------  -----------  ----------  ------------  -----------
ANTEC Corp...................................................................  $39,881,349  $  744,751   $ (149,661)  $        --
Atlantic Tele-Network, Inc...................................................      216,146          --           --            --
Bell Cablemedia PLC - ADR....................................................   12,833,179          --           --            --
Grupo Mexicano de Video - 144A ADR...........................................           --          --           --            --
Intermedia Communications of Florida, Inc....................................           --          --           --            --
International Engineering PLC - Foreign......................................   10,064,198          --           --            --
Millicom International Cellular S.A..........................................    4,175,625   1,186,241      316,004            --
Orbital Sciences Corp........................................................   11,705,749     809,678      333,306            --
PT Kabelindo Murni - Local...................................................    2,403,079          --           --       185,052
Radiotronica S.A.............................................................           --   1,291,051     (516,772)           --
Spectrian Corp...............................................................   19,582,900          --           --            --
Tele 2000 S.A................................................................      173,893          --           --            --
Three-Five Systems, Inc......................................................   17,650,046          --           --            --

7. EXPENSE REDUCTIONS
G.T. Capital has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1995, the Fund's expenses were reduced by $238,200 under these arrangements.

8. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.173 per share (representing an approximate total of $25,368,596). The total amount of taxes paid by the Fund to such countries was approximately $0.031 per share (representing an approximate total of $4,523,548).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $79,742,755 as capital gain dividends for the fiscal year ended October 31, 1995.

                      G.T. GLOBAL TELECOMMUNICATIONS FUND

                                     NOTES

--------------------------------------------------------------------------------

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies
GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global Financial Services, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE